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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K





                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): October 29, 2004
                                                         ----------------

                     STRUCTURED ASSET SECURITIES CORPORATION
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                 (Exact name of registrant specified in Charter)

          Delaware                333-115858                   74-2440850
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      (State or other            (Commission                 (IRS Employer
      jurisdiction of            File Number)             Identification No.)
       incorporation)

     745 Seventh Avenue, 7th Floor
           New York, New York                                     10019
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(Address of principal executive offices)                        Zip Code

           REGISTRANT'S TELEPHONE, INCLUDING AREA CODE: (212) 526-7000
                                    No Change
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          Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 8.01.        Other Events.
                  ------------

         The Registrant registered issuances of Structured Adjustable Rate Mortgage Loan Trust Mortgage Pass-Through Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by a Registration Statement on Form S-3 (Registration File No. 333-115858 (the "Registration Statement")). Pursuant to the Registration Statement, the Registrant issued $1,857,880,100 in aggregate principal amount Class 1-A1, Class 1-A2, Class 1-A3, Class 2-A, Class 3-A1, Class 3-A2, Class 3-AX, Class 3-PAX, Class 4-A, Class 4-AX, Class 4-PAX, Class 5-A1, Class 5-A2, Class 5-A3, Class 5-AX, Class 5-AIO, Class 6-A, Class M, Class MX, Class B1, Class B1X, Class B2, Class B2X, Class B3, Class B3X, Class B4, Class B5, Class B6, Class CX and Class R Certificates of its Structured Adjustable Rate Mortgage Loan Trust Mortgage Pass-Through Certificates, Series 2004-16 on October 29, 2004. This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus, dated June 25, 2004, as supplemented by the Prospectus Supplement, dated October 28, 2004 (the "Prospectus Supplement"), to file a copy of the Trust Agreement (as defined below) executed in connection with the issuance of the Certificates, a form of which was filed as an exhibit to the Registration Statement.

         The Certificates (as defined below) were issued pursuant to a Trust Agreement (the "Trust Agreement"), attached hereto as Exhibit 4.1, dated as of October 1, 2004, among Structured Asset Securities Corporation, as depositor (the "Depositor"), Aurora Loan Services Inc., as master servicer (the "Master Servicer"), and Wells Fargo Bank, National Association, as trustee (the "Trustee"). The "Certificates" consist of the following classes: Class 1-A1, Class 1-A2, Class 1-A3, Class 2-A, Class 3-A1, Class 3-A2, Class 3-AX, Class 3-PAX, Class 4-A, Class 4-AX, Class 4-PAX, Class 5-A1, Class 5-A2, Class 5-A3, Class 5-AX, Class 5-AIO, Class 5-C, Class 6-A, Class M, Class MX, Class B1, Class B1X, Class B2, Class B2X, Class B3, Class B3X, Class B4, Class B5, Class B6, Class B7, Class B8, Class B9, Class P-I, Class P-II, Class P-III, Class CX and Class R Certificates. The Certificates evidence all the beneficial ownership interest in a trust fund (the "Trust Fund") that consists primarily of a pool of certain adjustable rate, conventional, first lien residential mortgage loans (the "Mortgage Loans") with an aggregate outstanding principal balance of approximately $1,882,377,029.60 as of October 1, 2004. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Trust Agreement.

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ITEM 9.01.    Financial Statements; Pro Forma Information and Exhibits.
              ---------------------------------------------------------

   (a) Not applicable.

   (b) Not applicable.

   (c) Exhibits:

         1.1 Terms Agreement, dated October 27, 2004, between Structured Asset Securities Corporation, as Depositor, and Lehman Brothers Inc., as the Underwriter.

         4.1 Trust Agreement, dated as of October 1, 2004, among Structured Asset Securities Corporation, as Depositor, Aurora Loan Services Inc., as Master Servicer, and Wells Fargo Bank, National Association, as Trustee.

         99.1 Mortgage Loan Sale and Assignment Agreement, dated as of October 1, 2004, between Lehman Brothers Holdings Inc., as Seller, and Structured Asset Securities Corporation, as Purchaser.

         99.2 Servicing Agreement, dated as of October 1, 2004, between Lehman Brothers Holdings Inc. and Aurora Loan Services Inc.

         99.3 Transfer Notice, dated as of October 1, 2004, between Colonial Savings, F.A. and Lehman Brothers Holdings Inc.

         99.4 Reconstituted Servicing Agreement, dated as of October 1, 2004, between Countrywide Home Loans, Inc. and Lehman Brothers Holdings Inc.

         99.5 Reconstituted Servicing Agreement, dated as of October 1, 2004, between First National Bank of Nevada and Lehman Brothers Holdings Inc.

         99.6 Reconstituted Servicing Agreement, dated as of October 1, 2004 between IndyMac Bank, F.S.B. and Lehman Brothers Holdings Inc.

         99.7 Correspondent Servicing Agreement, dated as of June 26, 2002, by and among Lehman Brothers Bank, FSB, Aurora Loan Services Inc. and Colonial Savings, F.A.

         99.8 Flow Seller's Warranties and Servicing Agreement, dated as of June 1, 2004, by and between Lehman Brothers Bank, FSB and Countrywide Home Loans, Inc.

         99.9   Master Interim Servicing Agreement, dated as of November
                15, 2000, by and between Lehman Brothers Bank, FSB and First National Bank of Nevada as amended by Amendment No. 1, dated as of September 6, 2001.

         99.10 Seller's Warranties and Servicing Agreement between Lehman Brothers Bank, FSB and the IndyMac Bank, F.S.B., dated as of July 1, 2003 for Conventional Residential Fixed and Adjustable Rate Mortgage Loans (Group No. 2003-1).

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      STRUCTURED ASSET SECURITIES CORPORATION


                                      By: /s/ Michael C. Hitzmann
                                         -------------------------------
                                      Name:    Michael C. Hitzmann
                                      Title:   Vice President

Date:  November 15, 2004



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                                  EXHIBIT INDEX

Exhibit No.                                            Description                                  Page No.
-----------                                            -----------                                  --------
1.1                       Terms Agreement, dated October 27, 2004, between Structured Asset
                          Securities Corporation, as Depositor, and Lehman Brothers Inc., as the
                          Underwriter.

4.1                       Trust Agreement, dated as of October 1, 2004, among Structured Asset
                          Securities Corporation, as Depositor,  Aurora Loan Services Inc., as
                          Master Servicer, and Wells Fargo Bank, National Association, as Trustee.

99.1                      Mortgage Loan Sale and Assignment Agreement, dated as of October 1, 2004, between Lehman Brothers Holdings Inc., as Seller, and Structured Asset
                          Securities Corporation, as Purchaser.

99.2                      Servicing Agreement, dated as of October 1, 2004, between Lehman Brothers
                          Holdings Inc. and Aurora Loan Services Inc.

99.3                      Transfer Notice, dated as of October 1, 2004, between Colonial Savings,
                          F.A. and Lehman Brothers Holdings Inc.

99.4                      Reconstituted Servicing Agreement, dated as of October 1, 2004, between
                          Countrywide Home Loans, Inc. and Lehman Brothers Holdings Inc.

99.5                      Reconstituted Servicing Agreement, dated as of October 1, 2004, between
                          First National Bank of Nevada and Lehman Brothers Holdings Inc.

99.6                      Reconstituted Servicing Agreement, dated as of October 1, 2004 between
                          IndyMac Bank, F.S.B. and Lehman Brothers Holdings Inc.

99.7                      Correspondent Servicing Agreement, dated as of June 26, 2002, by and among
                          Lehman Brothers Bank, FSB, Aurora Loan Services Inc. and Colonial Savings,
                          F.A.

99.8                      Flow Seller's Warranties and Servicing Agreement, dated as of June 1, 2004, by and between Lehman Brothers Bank, FSB and Countrywide Home Loans, Inc.

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
Exhibit No.                                            Description                                  Page No.
-----------                                            -----------                                  --------
99.9                      Master Interim Servicing Agreement, dated as of November 15, 2000, by and between Lehman Brothers Bank, FSB and First National Bank of Nevada as
                          amended by Amendment No. 1, dated as of September 6, 2001.

99.10                     Seller's Warranties and Servicing Agreement between Lehman Brothers Bank,
                          FSB and the IndyMac Bank, F.S.B., dated as of July 1, 2003 for Conventional
                          Residential Fixed and Adjustable Rate Mortgage Loans (Group No. 2003-1).


